UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 23, 2015

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street, Billings, MT 59101

(Address of principal executive offices)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2015, the Board of Directors of First Interstate BancSystem, Inc. (the “Company”), approved the appointment of Kevin P. Riley to serve as President and Chief Executive Officer of the Company effective September 23, 2015. Mr. Riley will replace Ed Garding, who is retiring as the Company’s President and Chief Executive Officer on September 23, 2015. To ensure a smooth transition, Mr. Garding will continue his employment with the Company through January 29, 2016, working closely with Mr. Riley and assisting with special projects.

Mr. Riley, 55, has served as Executive Vice President and Chief Financial Officer of the Company since August 2013. Mr. Riley has also served as a director of First Interstate Bank, the Company’s banking subsidiary, since August 2013. Prior to his employment with the Company, Mr. Riley served as executive vice president and chief financial officer of Berkshire Hills Bancorp in Massachusetts since 2007, and in various executive level positions with KeyCorp since 1986. Mr. Riley earned his Bachelor of Science degree in Business Administration for Northeastern University in Boston, Massachusetts and is a certified public accountant.

Also on July 23, 2015, the Company’s Board of Directors approved the appointment of Marcy D. Mutch to serve as Chief Financial Officer of the Company effective September 23, 2015. Ms. Mutch, 56, has served as a Senior Vice President of the Company since December 2014 and Vice President of Corporate Tax, with various other duties, since joining the Company in October 2006. Ms. Mutch has also served as the Company’s Investor Relations Officer since the Company became publicly traded in March 2010. Prior to her employment with the Company, Ms. Mutch served in tax and finance positions with Citizens Development Company, a bank holding company, from 2000 to 2006, and as tax manager for Eide Bailly LLP from 1981 to mid-2006. Ms. Mutch received her Bachelor of Science degree in Business Administration from Montana State University-Billings in Billings, Montana and is a certified public accountant.

A copy of the press release announcing these appointments is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit 99.1 – Press Release dated July 23, 2015 announcing the appointments of Kevin P. Riley as President and Chief Executive Officer and Marcy D. Mutch as Chief Financial Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2015

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ ED GARDING
Ed Garding
President and Chief Executive Officer